[LOGO] Merrill Lynch  Investment Managers

Semi-Annual Report

January 31, 2002

Merrill Lynch
Natural
Resources
Trust

www.mlim.ml.com

MERRILL LYNCH NATURAL RESOURCES TRUST

DEAR SHAREHOLDER

For the six-month period ended January 31, 2002, Merrill Lynch Natural Resources Trust's Class A, Class B, Class C and Class D Shares had total returns of -4.02%, -4.50%, -4.50% and -4.19%, compared to a -5.68% total return for the
Lipper Natural Resources Funds Average. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.)

The Trust faced an extremely volatile environment for natural resource investments during the past six months, especially for our investments in oil and oil service companies leveraged to natural gas production and prices. Natural gas prices surged above the $10 per thousand cubic feet level early in 2001 following record cold weather and the onset of the California power crisis. However, by late summer, natural gas prices dropped below $2 per thousand cubic feet as unusually mild weather, a severe manufacturing recession and fuel switching from natural gas to residual oil reduced demand. The combination of these factors resulted in a negative total return for the Trust, although the results only partially offset the strong absolute gains seen in the prior two years.

The Trust's results were helped by our investments in the equities of companies leveraged to North American natural gas production and prices. The Trust benefited from several mergers in both the United States and Canada, including Canadian Hunter Exploration Ltd., Anderson Exploration Ltd., Mitchell Energy & Development Corporation, Gulf Canada Resources Limited and Triton Energy Limited, as well as several smaller-capitalization equities based in Canada. Given our concerns about the magnitude of slowing economic activity, we attempted to increase cash holdings from the proceeds of these mergers in order to mitigate the risk of declining energy demand.

Oil service stocks that were focused on natural gas exploitation also helped performance. These stocks outperformed the major oil service companies, which experienced poor performance prompted by deferred drilling and development activity because of mergers among both major and independent production companies.

The Trust reduced some of its exposure to oil service companies throughout the summer of 2001, and increased its cash balances to reflect increasing risk to natural gas prices and oil field service activity. By early November 2001, the valuation of many oil service and gas production companies had fallen back to levels last seen during the Asian recession of 1997-1998. In addition, the energy equities declined when faced with the risk of a potential price war between members of the Organization of Petroleum Exporting Countries (OPEC) and Russia over rising Russian oil production in a declining demand environment. Given the attractive valuation at that point, we made substantial investments from our cash reserves, resulting in a significant gain in asset value as the energy sector rallied during December 2001. Given the rapid revaluation of the sector in the absence of a clear turn in fundamentals, we once again became more defensive in early January 2002 and increased our cash balances.

Portfolio Matters

We continue to have a highly positive outlook for the future of our North American natural gas investments, although we expect that the first half of 2002 will be a challenging investment environment. Our positive forecast stems from the inability of the oil industry to increase gas production despite record drilling activity. In fact, it now appears that gas production decreased in the fourth quarter of 2001 as gas drilling activity declined. We believe that the challenge of supplying natural gas to domestic markets may result in gas prices returning to levels that will justify construction of liquified natural gas facilities and pipelines from the frontier areas of Canada and Alaska. However, the near-term environment will be very challenging as gas demand was materially reduced as a result of the ongoing industrial recession. The poor demand outlook has been compounded

Merrill Lynch Natural Resources Trust                           January 31, 2002

by the unseasonably warm start of the heating season. The consequent reduction in heating demand will result in record high levels of natural gas in storage if current mild temperatures continue. We are also concerned that a standoff between Russia and the OPEC may re-emerge during the spring months when Russian production increases on a seasonal basis. Given these risks, we are comfortable carrying higher cash balances in the Trust, and we also have modestly diversified into other resource sectors, including gold, paper and forest products. As valuations become more attractive in the energy sector, we hope to tactically trade into our favored gas-leveraged production and oil service companies.

In Conclusion

We would encourage investors to have patience with our natural gas investments despite the cautious near-term oil and gas-pricing outlook. The potential for acute natural gas shortages is gaining awareness among institutional investors. Therefore, it should only be a matter of time before the energy sector returns to favor, possibly before the strong supply and demand fundamentals lead to an upturn in prices. A further catalyst could be the return of corporate merger activity, as companies attempt to acquire the increasingly scarce prospective natural gas basins left in the United States and Canada.

We remain cautious on many of the other resource sectors. Inventories of basic materials have not increased to bloated levels typical of recessions, however, this has only been accomplished by producers curtailing their production. This curtailed capacity may result in a poor price and margin recovery for selected commodities, as we are concerned that producers may use price competition as a method to regain share once demand begins to recover. Therefore, we will continue to focus on natural gas investments in North America, which we believe will be supply constrained for several years.

As of January 31, 2002, the Trust was 90.7% as a percentage of net assets invested in equities and 9.3% in cash and cash equivalents. Nearly 78% of investments were energy related, with approximately 13% in paper and forest products, metals and mining and utilities. As a result of our focus on North American natural gas, the Trust was invested primarily in the equities of the United States and Canadian-domiciled companies.

In Conclusion

We thank you for your continued support and interest in Merrill Lynch Natural Resources Trust, and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/   Robert M. Shearer

Robert M. Shearer
Senior Vice President and Portfolio Manager

March 11, 2002

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.

Merrill Lynch Natural Resources Trust                           January 31, 2002

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                             Ten Years/
                                               6-Month        12-Month    Since Inception
As of January 31, 2002                       Total Return   Total Return    Total Return
=========================================================================================
ML Natural Resources Trust Class A Shares       -4.02%         -7.72%          +68.15%
-----------------------------------------------------------------------------------------
ML Natural Resources Trust Class B Shares       -4.50          -8.65           +51.58
-----------------------------------------------------------------------------------------
ML Natural Resources Trust Class C Shares       -4.50          -8.66           +29.60
-----------------------------------------------------------------------------------------
ML Natural Resources Trust Class D Shares       -4.19          -7.99           +37.29
=========================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Trust's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Natural Resources Trust                           January 31, 2002

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/01                            -8.11%            -12.94%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                          +3.82             + 2.71
--------------------------------------------------------------------------------
Ten Years Ended 12/31/01                           +5.63             + 5.06
--------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

                                                  % Return           % Return
                                                Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/01                            -9.10%            -12.73%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                          +2.74             + 2.38
--------------------------------------------------------------------------------
Ten Years Ended 12/31/01                           +4.54             + 4.54
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return           % Return
                                                Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/01                            -9.11%            -10.02%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                          +2.76             + 2.76
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/01              +4.24             + 4.24
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 12/31/01                            -8.32%            -13.13%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                          +3.56             + 2.45
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/01              +5.07             + 4.29
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Merrill Lynch Natural Resources Trust                           January 31, 2002

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                              Shares                                                                                Percent of
Industries                     Held                        Common Stocks                                Value       Net Assets
==============================================================================================================================
Aluminum                      24,900     Alcan Aluminium Ltd.                                        $   967,614          0.9%
                              50,700    +Aluminum Corporation of China Limited (ADR) (a)               1,064,700          0.9
                                                                                                     -----------         ----
                                                                                                       2,032,314          1.8
==============================================================================================================================
Canadian                      47,800     Alberta Energy Company Ltd.                                   1,872,683          1.7
Independents                 157,700    +Baytex Energy Ltd.                                              446,265          0.4
                              41,500    +Bonavista Petroleum Ltd.                                        704,628          0.6
                              71,200     Canadian Natural Resources Ltd.                               1,853,654          1.7
                              13,600     Husky Energy Inc.                                               134,272          0.1
                              99,300     PanCanadian Energy Corporation                                2,669,523          2.4
                              44,000    +Penn West Petroleum Ltd.                                        962,898          0.9
                              60,000     Suncor Energy, Inc.                                           1,833,732          1.7
                              27,700     Talisman Energy Inc.                                            992,894          0.9
                                                                                                     -----------         ----
                                                                                                      11,470,549         10.4
==============================================================================================================================
Chemicals                     11,400     Air Products and Chemicals, Inc.                                527,250          0.5
                              28,500     Celanese AG                                                     547,200          0.5
                                                                                                     -----------         ----
                                                                                                       1,074,450          1.0
==============================================================================================================================
Coal                          17,100     Arch Coal, Inc.                                                 340,290          0.3
                              32,500     CONSOL Energy Inc.                                              742,625          0.7
                                                                                                     -----------         ----
                                                                                                       1,082,915          1.0
==============================================================================================================================
Energy--Alternative           75,000    +Millennium Cell Inc.                                            326,250          0.3
Sources                       85,700    +Westport Innovations Inc.                                       404,194          0.4
                                                                                                     -----------         ----
                                                                                                         730,444          0.7
==============================================================================================================================
Independent Power             28,000     Allegheny Energy, Inc.                                          921,480          0.8
Producers                     17,700     Constellation Energy Group                                      499,140          0.5
                                                                                                     -----------         ----
                                                                                                       1,420,620          1.3
==============================================================================================================================
Integrated Oil                20,200     Amerada Hess Corporation                                      1,239,472          1.1
Companies                     49,987     ChevronTexaco Corporation                                     4,188,911          3.8
                              33,100     Conoco Inc.                                                     932,096          0.8
                               8,200     ENI SpA (ADR) (a)                                               536,280          0.5
                              76,428     Exxon Mobil Corporation                                       2,984,513          2.7
                              23,322     Kerr-McGee Corporation                                        1,234,900          1.1
                              58,200     Murphy Oil Corporation                                        4,597,800          4.2
                              59,300     Petro-Canada                                                  1,355,524          1.2
                              20,200     Phillips Petroleum Company                                    1,181,094          1.1
                                                                                                     -----------         ----
                                                                                                      18,250,590         16.5
==============================================================================================================================
Metals & Mining               31,900     Alcoa Inc.                                                    1,143,615          1.0
                               8,600     Allegheny Technologies Incorporated                             138,804          0.1
                              54,400     Barrick Gold Corporation                                        935,136          0.9
                           2,174,909     M.I.M. Holdings Limited                                       1,443,655          1.3
                              51,300     Newmont Mining Corporation                                    1,120,392          1.0
                              81,000    +Stillwater Mining Company                                     1,268,460          1.2
                             143,000     WMC Limited                                                     695,598          0.6
                                                                                                     -----------         ----
                                                                                                       6,745,660          6.1
==============================================================================================================================

Merrill Lynch Natural Resources Trust                           January 31, 2002

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                              Shares                                                                                Percent of
Industries                     Held                        Common Stocks                                Value       Net Assets
==============================================================================================================================
Offshore/Land                411,100    +Drillers Technology Corp.                                   $   279,203          0.2%
Drilling                      53,900     ENSCO International Incorporated                              1,282,820          1.2
                              64,000     Ensign Resource Service Group, Inc.                             513,143          0.5
                              79,922     GlobalSantaFe Corporation                                     2,269,785          2.1
                              44,400     Helmerich & Payne, Inc.                                       1,349,760          1.2
                              37,200    +Nabors Industries, Inc.                                       1,164,732          1.0
                              40,900    +Noble Drilling Corporation                                    1,307,573          1.2
                              50,900    +Patterson-UTI Energy, Inc.                                    1,103,003          1.0
                              23,100    +Precision Drilling Corporation                                  576,265          0.5
                              36,250     Transocean Sedco Forex Inc.                                   1,110,700          1.0
                                                                                                     -----------         ----
                                                                                                      10,956,984          9.9
==============================================================================================================================
Oil & Gas Producers           11,000     Anadarko Petroleum Corporation                                  540,430          0.5
                              57,200     Apache Corporation                                            2,773,628          2.5
                              27,397     Burlington Resources Inc.                                       938,073          0.8
                              37,500     CNOOC Limited (ADR) (a)                                         765,375          0.7
                              24,600     Cabot Oil & Gas Corporation (Class A)                           493,230          0.4
                              77,534     Devon Energy Corporation                                      2,885,815          2.6
                              92,800     EOG Resources, Inc.                                           3,154,272          2.9
                             140,200    +Gulf Indonesia Resources Ltd.                                 1,261,800          1.1
                              43,300     Noble Affiliates, Inc.                                        1,407,250          1.3
                              78,200     Ocean Energy Inc.                                             1,326,272          1.2
                             557,600    +Oil Search Limited                                              398,376          0.4
                             137,000    +PEYTO Exploration & Development Corp.                           383,379          0.3
                              55,500    +Pioneer Natural Resources Company                               966,810          0.9
                              80,300     Pogo Producing Company                                        2,044,438          1.9
                              54,600     Unocal Corporation                                            1,908,270          1.7
                                                                                                     -----------         ----
                                                                                                      21,247,418         19.2
==============================================================================================================================
Oil Services                  85,300    +BJ Services Company                                           2,644,300          2.4
                              60,800     Baker Hughes Incorporated                                     2,140,160          1.9
                              27,200    +Cooper Cameron Corporation                                    1,156,816          1.0
                              75,700    +FMC Technologies, Inc.                                        1,199,845          1.1
                              32,700    +Grant Prideco, Inc.                                             309,015          0.3
                              25,400    +Hanover Compressor Company                                      396,240          0.4
                              54,900     Marathon Oil Corporation                                      1,539,945          1.4
                              58,600    +National-Oilwell, Inc.                                        1,116,330          1.0
                              66,000    +Oil States International, Inc.                                  495,000          0.5
                             153,200     Saipem SpA                                                      784,745          0.7
                              25,000     Schlumberger Limited                                          1,409,750          1.3
                              18,900    +Smith International, Inc.                                     1,040,445          0.9
                              58,400    +Stolt Offshore SA                                               384,890          0.3
                              61,275    +Technip-Coflexip SA (ADR) (a)                                 1,899,525          1.7
                             101,000    +Tesco Corporation                                               855,534          0.8
                              84,125    +Weatherford International, Inc.                               3,237,971          2.9
                                                                                                     -----------         ----
                                                                                                      20,610,511         18.6
==============================================================================================================================
Paper & Forest                49,200     Domtar, Inc.                                                    515,143          0.5
Products                     125,000     Sappi Limited (ADR) (a)                                       1,427,500          1.3
                                                                                                     -----------         ----
                                                                                                       1,942,643          1.8
==============================================================================================================================

Merrill Lynch Natural Resources Trust                           January 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                              Shares                                                                                Percent of
Industries                     Held                        Common Stocks                                Value       Net Assets
==============================================================================================================================
Pipelines                     18,073     El Paso Corporation                                        $    685,870          0.6%
                              47,800     Equitable Resources, Inc.                                     1,469,372          1.3
                              28,700     The Williams Companies, Inc.                                    507,416          0.5
                                                                                                    ------------         ----
                                                                                                       2,662,658          2.4
==============================================================================================================================
                                         Total Common Stocks (Cost--$95,004,898)                     100,227,756         90.7
==============================================================================================================================

                             Face
                            Amount                     Short-Term Securities
==============================================================================================================================
Repurchase                $4,027,000     UBS Warburg Corp. LLC, purchased on 1/31/2002 to yield
Agreements*                              1.88% to 2/01/2002                                            4,027,000          3.7
==============================================================================================================================
US Government              1,000,000     Federal Farm Credit Bank, 1.60% due 2/11/2002                   999,511          0.9
Agency Obligations**                     Federal Home Loan Mortgage Corporation:
                           2,000,000       1.72% due 2/12/2002                                         1,998,853          1.8
                           3,000,000       1.68% due 2/19/2002                                         2,997,340          2.7
==============================================================================================================================
                                         Total Short-Term Securities (Cost--$10,022,704)              10,022,704          9.1
==============================================================================================================================
Total Investments (Cost--$105,027,602)                                                               110,250,460         99.8

Other Assets Less Liabilities                                                                            196,863          0.2
                                                                                                    ------------        -----
Net Assets                                                                                          $110,447,323        100.0%
                                                                                                    ============        =====
==============================================================================================================================

(a)   American Depositary Receipts (ADR).
  * Repurchase Agreements are fully collateralized by US Government Agency Obligations.
 ** US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
  +   Non-income producing security.

      See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                           January 31, 2002

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2002

Assets:          Investments, at value (including securities loaned of $5,630,227)
                 (identified cost--$105,027,602) ..........................................                  $ 110,250,460
                 Investments held for collateral for loaned securities at value ...........                      5,684,600
                 Receivables:
                    Securities sold .......................................................     $837,248
                    Beneficial interest sold ..............................................       56,652
                    Dividends .............................................................       19,027
                    Loaned securities .....................................................        2,247           915,174
                                                                                                --------
                 Prepaid registration fees and other assets ...............................                         49,641
                                                                                                             -------------
                 Total assets .............................................................                    116,899,875
                                                                                                             -------------
==========================================================================================================================
Liabilities:     Collateral on securities loaned, at value ................................                      5,684,600
                 Payables:
                    Securities purchased ..................................................      304,313
                    Beneficial interest redeemed ..........................................      218,119
                    Investment adviser ....................................................       62,538
                    Distributor ...........................................................       43,923           628,893
                                                                                                --------
                 Accrued expenses and other liabilities ...................................                        139,059
                                                                                                             -------------
                 Total liabilities ........................................................                      6,452,552
                                                                                                             -------------
==========================================================================================================================
Net Assets:      Net assets ...............................................................                  $ 110,447,323
                                                                                                             =============
==========================================================================================================================
Net Assets       Class A Shares of beneficial interest, $.10 par value, unlimited number
Consist of:      of shares authorized .....................................................                  $      95,970
                 Class B Shares of beneficial interest, $.10 par value, unlimited number
                 of shares authorized .....................................................                        160,631
                 Class C Shares of beneficial interest, $.10 par value, unlimited number
                 of shares authorized .....................................................                         45,786
                 Class D Shares of beneficial interest, $.10 par value, unlimited number
                 of shares authorized .....................................................                        296,464
                 Paid-in capital in excess of par .........................................                    113,366,957
                 Accumulated investment loss--net .........................................                       (164,280)
                 Accumulated realized capital losses on investments
                 and foreign currency transactions--net ...................................                     (8,576,562)
                 Unrealized appreciation on investments and foreign currency
                 transactions--net ........................................................                      5,222,357
                                                                                                             -------------
                 Net assets ...............................................................                  $ 110,447,323
                                                                                                             =============
==========================================================================================================================
Net Asset Value: Class A--Based on net assets of $17,888,139 and 959,695 shares
                          of beneficial interest outstanding ..............................                  $       18.64
                                                                                                             =============
                 Class B--Based on net assets of $29,327,431 and 1,606,305 shares
                          of beneficial interest outstanding ..............................                  $       18.26
                                                                                                             =============
                 Class C--Based on net assets of $8,255,041 and 457,863 shares
                          of beneficial interest outstanding ..............................                  $       18.03
                                                                                                             =============
                 Class D--Based on net assets of $54,976,712 and 2,964,644 shares
                          of beneficial interest outstanding ..............................                  $       18.54
                                                                                                             =============
==========================================================================================================================

See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                           January 31, 2002

Statement of Operations for the Six Months Ended January 31, 2002

Investment         Dividends (net of $12,951 foreign withholding tax) ....                      $   622,654
Income:            Interest ..............................................                          186,860
                   Securities lending--net ...............................                           13,694
                                                                                                -----------
                   Total income ..........................................                          823,208
                                                                                                -----------
===========================================================================================================
Expenses:          Investment advisory fees ..............................     $   347,552
                   Account maintenance & distribution fees--Class B ......         158,460
                   Account maintenance fees--Class D .....................          69,271
                   Transfer agent fees--Class D ..........................          64,446
                   Accounting services ...................................          47,915
                   Registration fees .....................................          43,749
                   Professional fees .....................................          43,040
                   Account maintenance & distribution fees--Class C ......          42,785
                   Transfer agent fees--Class B ..........................          42,471
                   Custodian fees ........................................          31,651
                   Trustees' fees and expenses ...........................          25,851
                   Printing and shareholder reports ......................          25,191
                   Transfer agent fees--Class A ..........................          23,459
                   Transfer agent fees--Class C ..........................          11,801
                   Pricing fees ..........................................           1,725
                   Other .................................................           8,121
                                                                               -----------
                   Total expenses ........................................                          987,488
                                                                                                -----------
                   Investment loss--net ..................................                         (164,280)
                                                                                                -----------
===========================================================================================================
Realized &         Realized gain on:
Unrealized Gain       Investments--net ...................................       2,421,287
(Loss) on             Foreign currency transactions--net .................           5,758        2,427,045
Investments &                                                                  -----------
Foreign Currency   Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net ...................................      (7,784,155)
                      Foreign currency transactions--net .................            (341)      (7,784,496)
                                                                               -----------      -----------
                   Net Decrease in Net Assets Resulting from Operations ..                      $(5,521,731)
                                                                                                ===========
===========================================================================================================

See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                           January 31, 2002

Statement of Changes in Net Assets

                                                                                                  For the Six          For the
                                                                                                  Months Ended        Year Ended
                                                                                                   January 31,         July 31,
Increase (Decrease) in Net Assets:                                                                    2002               2001
=================================================================================================================================
Operations:           Investment loss--net .................................................     $    (164,280)     $    (384,927)
                      Realized gain on investments and foreign currency transactions--net ..         2,427,045          8,569,811
                      Change in unrealized appreciation on investments and
                      foreign currency transactions--net ...................................        (7,784,496)           419,945
                                                                                                 -------------      -------------
                      Net increase (decrease) in net assets resulting from operations ......        (5,521,731)         8,604,829
                                                                                                 -------------      -------------
=================================================================================================================================
Beneficial Interest   Net increase (decrease) in net assets derived from beneficial
Transactions:         interest transactions ................................................        (9,131,033)        30,024,731
                                                                                                 -------------      -------------
=================================================================================================================================
Net Assets:           Total increase (decrease) in net assets ..............................       (14,652,764)        38,629,560
                      Beginning of period ..................................................       125,100,087         86,470,527
                                                                                                 -------------      -------------
                      End of period* .......................................................     $ 110,447,323      $ 125,100,087
                                                                                                 =============      =============
=================================================================================================================================
                     *Accumulated investment loss--net .....................................     $    (164,280)                --
                                                                                                 =============      =============
=================================================================================================================================

      See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                           January 31, 2002

Financial Highlights

                                                                                         Class A
                                                                  ----------------------------------------------------
                                                                    For the
The following per share data and ratios have been derived          Six Months
from information provided in the financial statements.               Ended           For the Year Ended July 31,
                                                                  January 31,   --------------------------------------
Increase (Decrease) in Net Asset Value:                               2002        2001      2000      1999      1998
======================================================================================================================
Per Share          Net asset value, beginning of period .......     $ 19.42     $ 17.02   $ 15.52   $ 12.93   $  19.90
Operating                                                           -------     -------   -------   -------   --------
Performance:       Investment income--net+ ....................         .02         .02       .03       .10        .13
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ..........................        (.80)       2.38      1.51      2.75      (5.00)
                                                                    -------     -------   -------   -------   --------
                   Total from investment operations ...........        (.78)       2.40      1.54      2.85      (4.87)
                                                                    -------     -------   -------   -------   --------
                   Less dividends and distributions:
                      Investment income--net ..................          --          --        --      (.17)      (.10)
                      In excess of investment income--net .....          --          --      (.04)     (.01)        --
                      Realized gain on investments--net .......          --          --        --        --      (1.35)
                      In excess of realized gain on
                      investments--net ........................          --          --        --      (.08)      (.65)
                                                                    -------     -------   -------   -------   --------
                   Total dividends and distributions ..........          --          --      (.04)     (.26)     (2.10)
                                                                    -------     -------   -------   -------   --------
                   Net asset value, end of period .............     $ 18.64     $ 19.42   $ 17.02   $ 15.52   $  12.93
                                                                    =======     =======   =======   =======   ========
======================================================================================================================
Total Investment   Based on net asset value per share .........      (4.02%)++   14.10%     9.98%    22.91%    (27.00%)
Return:**                                                           =======     =======   =======   =======   ========
======================================================================================================================
Ratios to Average  Expenses ...................................       1.22%*      1.13%     1.16%     1.28%      1.07%
Net Assets:                                                         =======     =======   =======   =======   ========
                   Investment income--net .....................        .20%*       .09%      .20%      .75%       .79%
                                                                    =======     =======   =======   =======   ========
======================================================================================================================
Supplemental       Net assets, end of period (in thousands)  ..     $17,888     $21,305   $13,100   $ 9,138   $  9,082
Data:                                                               =======     =======   =======   =======   ========
                   Portfolio turnover .........................      31.23%      40.08%    51.36%    50.48%     21.04%
                                                                    =======     =======   =======   =======   ========
======================================================================================================================

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                           January 31, 2002

Financial Highlights (continued)

                                                                                         Class B
                                                                  ----------------------------------------------------
                                                                    For the
The following per share data and ratios have been derived          Six Months
from information provided in the financial statements.               Ended           For the Year Ended July 31,
                                                                  January 31,   --------------------------------------
Increase (Decrease) in Net Asset Value:                               2002        2001      2000      1999      1998
======================================================================================================================
Per Share          Net asset value, beginning of period .......     $ 19.12     $ 16.93   $ 15.56   $ 12.79   $  19.80
Operating                                                           -------     -------   -------   -------   --------
Performance:       Investment loss--net+ ......................        (.07)       (.19)     (.14)     (.04)      (.05)
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ..........................        (.79)       2.38      1.51      2.81      (4.96)
                                                                    -------     -------   -------   -------   --------
                   Total from investment operations ...........        (.86)       2.19      1.37      2.77      (5.01)
                                                                    -------     -------   -------   -------   --------
                   Less distributions:
                      Realized gain on investments--net .......          --          --        --        --      (1.35)
                      In excess of realized gain on
                      investments--net ........................          --          --        --        --       (.65)
                                                                    -------     -------   -------   -------   --------
                   Total distributions ........................          --          --        --        --      (2.00)
                                                                    -------     -------   -------   -------   --------
                   Net asset value, end of period .............     $ 18.26     $ 19.12   $ 16.93   $ 15.56   $  12.79
                                                                    =======     =======   =======   =======   ========
======================================================================================================================
Total Investment   Based on net asset value per share .........      (4.50%)++   12.94%     8.80%    21.66%    (27.76%)
Return:**                                                           =======     =======   =======   =======   ========
======================================================================================================================
Ratios to Average  Expenses ...................................       2.26%*      2.16%     2.21%     2.35%      2.11%
Net Assets:                                                         =======     =======   =======   =======   ========
                   Investment loss--net .......................       (.83%)*     (.93%)    (.85%)    (.28%)     (.29%)
                                                                    =======     =======   =======   =======   ========
======================================================================================================================
Supplemental       Net assets, end of period (in thousands)  ..     $29,327     $35,525   $19,223   $21,450   $ 29,794
Data:                                                               =======     =======   =======   =======   ========
                   Portfolio turnover .........................      31.23%      40.08%    51.36%    50.48%     21.04%
                                                                    =======     =======   =======   =======   ========
======================================================================================================================

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                           January 31, 2002

Financial Highlights (continued)

                                                                                         Class C
                                                                  ----------------------------------------------------
                                                                    For the
The following per share data and ratios have been derived          Six Months
from information provided in the financial statements.               Ended           For the Year Ended July 31,
                                                                  January 31,   --------------------------------------
Increase (Decrease) in Net Asset Value:                               2002        2001      2000      1999      1998
======================================================================================================================
Per Share          Net asset value, beginning of period .......     $ 18.88     $ 16.72   $ 15.36   $ 12.67   $  19.64
Operating                                                           -------     -------   -------   -------   --------
Performance:       Investment loss--net+ ......................        (.08)       (.19)     (.14)     (.04)      (.04)
                   Realized and unrealized gain (loss)
                   on investments and foreign currency
                   transactions--net ..........................        (.77)       2.35      1.50      2.77      (4.93)
                                                                    -------     -------   -------   -------   --------
                   Total from investment operations ...........        (.85)       2.16      1.36      2.73      (4.97)
                                                                    -------     -------   -------   -------   --------
                   Less distributions:
                      Realized gain on investments--net .......          --          --        --        --      (1.35)
                      In excess of realized gain on
                      investments--net ........................          --          --        --      (.04)      (.65)
                                                                    -------     -------   -------   -------   --------
                   Total distributions ........................          --          --        --      (.04)     (2.00)
                                                                    -------     -------   -------   -------   --------
                   Net asset value, end of period .............     $ 18.03     $ 18.88   $ 16.72   $ 15.36   $  12.67
                                                                    =======     =======   =======   =======   ========
======================================================================================================================
Total Investment   Based on net asset value per share .........      (4.50%)++   12.92%     8.85%    21.68%    (27.78%)
Return:**                                                           =======     =======   =======   =======   ========
======================================================================================================================
Ratios to Average  Expenses ...................................       2.27%*      2.17%     2.21%     2.33%      2.12%
Net Assets:                                                         =======     =======   =======   =======   ========
                   Investment loss--net .......................       (.85%)*     (.99%)    (.86%)    (.33%)     (.29%)
                                                                    =======     =======   =======   =======   ========
======================================================================================================================
Supplemental       Net assets, end of period (in thousands)  ..     $ 8,255     $ 9,050   $ 1,782   $ 2,039   $  1,461
Data:                                                               =======     =======   =======   =======   ========
                   Portfolio turnover .........................      31.23%      40.08%    51.36%    50.48%     21.04%
                                                                    =======     =======   =======   =======   ========
======================================================================================================================

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                           January 31, 2002

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                         Class D
                                                                  ----------------------------------------------------
                                                                    For the
The following per share data and ratios have been derived          Six Months
from information provided in the financial statements.               Ended            For the Year Ended July 31,
                                                                  January 31,   --------------------------------------
Increase (Decrease) in Net Asset Value:                               2002        2001      2000      1999      1998
======================================================================================================================
Per Share          Net asset value, beginning of period .......     $ 19.35     $ 17.00   $ 15.51   $ 12.89   $  19.83
Operating                                                           -------     -------   -------   -------   --------
Performance:       Investment income (loss)--net+ .............        (.01)       (.03)     (.01)      .06        .09
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ..........................        (.80)       2.38      1.52      2.77      (4.99)
                                                                    -------     -------   -------   -------   --------
                   Total from investment operations ...........        (.81)       2.35      1.51      2.83      (4.90)
                                                                    -------     -------   -------   -------   --------
                   Less dividends and distributions:
                      Investment income--net ..................          --          --        --      (.12)      (.04)
                      In excess of investment income--net .....          --          --      (.02)     (.01)        --
                      Realized gain on investments--net .......          --          --        --        --      (1.35)
                      In excess of realized gain on
                      investments--net ........................          --          --        --      (.08)      (.65)
                                                                    -------     -------   -------   -------   --------
                   Total dividends and distributions ..........          --          --      (.02)     (.21)     (2.04)
                                                                    -------     -------   -------   -------   --------
                   Net asset value, end of period .............     $ 18.54     $ 19.35   $ 17.00   $ 15.51   $  12.89
                                                                    =======     =======   =======   =======   ========
======================================================================================================================
Total Investment   Based on net asset value per share .........      (4.19%)++   13.82%     9.75%    22.56%    (27.15%)
Return:**                                                           =======     =======   =======   =======   ========
======================================================================================================================
Ratios to Average  Expenses ...................................       1.48%*      1.37%     1.42%     1.54%      1.32%
Net Assets:                                                         =======     =======   =======   =======   ========
                   Investment income (loss)--net ..............       (.06%)*     (.13%)    (.05%)     .50%       .55%
                                                                    =======     =======   =======   =======   ========
======================================================================================================================
Supplemental       Net assets, end of period (in thousands)  ..     $54,977     $59,220   $52,366   $56,698   $ 60,220
Data:                                                               =======     =======   =======   =======   ========
                   Portfolio turnover .........................      31.23%      40.08%    51.36%    50.48%     21.04%
                                                                    =======     =======   =======   =======   ========
======================================================================================================================

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                           January 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Natural Resources Trust (the "Trust") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Trust offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees of the Trust as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Repurchase agreements--The Trust invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Trust may be delayed or limited.

(c) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options--The Trust can write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

Merrill Lynch Natural Resources Trust                           January 31, 2002

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend dates. Interest income is recognized on the accrual basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Trust are recorded on the ex-dividend dates. Distributions in excess of investment income and distributions in excess of realized capital gains are due primarily to deferring tax treatments for post-October losses.

(i) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee of .60%, on an annual basis, of the average daily value of the Trust's net assets.

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B .......................................        .25%             .75%
Class C .......................................        .25%             .75%
Class D .......................................        .25%              --
--------------------------------------------------------------------------------

Merrill Lynch Natural Resources Trust                           January 31, 2002

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A .........................................     $  5                $   98
Class D .........................................     $305                $4,857
--------------------------------------------------------------------------------

For the six months ended January 31, 2002, MLPF&S received contingent deferred sales charges of $33,049 and $3,864 relating to transactions in Class B and C Shares, respectively.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of January 31, 2002, cash collateral of $1,423,778 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $4,260,822 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended January 31, 2002, QA Advisors received $1,290 in securities lending agent fees.

In addition, MLPF&S received $9,429 in commissions on the execution of portfolio security transactions for the Trust for the six months ended January 31, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

For the six months ended January 31, 2002, the Trust reimbursed MLIM $5,792 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2002 were $32,068,044 and $35,383,330, respectively.

Net realized gains (losses) for the six months ended January 31, 2002 and net unrealized gains (losses) as of January 31, 2002 were as follows:

-------------------------------------------------------------------------------
                                               Realized             Unrealized
                                            Gains (Losses)        Gains (Losses)
-------------------------------------------------------------------------------
Long-term investments ..............         $ 2,421,487            $ 5,222,858
Short-term investments .............                (200)                    --
Foreign currency
transactions .......................               5,758                   (501)
                                             -----------            -----------
Total ..............................         $ 2,427,045            $ 5,222,357
                                             ===========            ===========
-------------------------------------------------------------------------------

As of January 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $5,222,858, of which $13,536,793 related to appreciated securities and $8,313,935 related to depreciated securities. At January 31, 2002, the aggregate cost of investments for Federal income tax purposes was $105,027,602.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $(9,131,033) and $30,024,731 for the six months ended January 31, 2002 and for the year ended July 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended January 31, 2002                          Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................              442,015            $  8,044,878
Shares redeemed ..................             (579,369)            (10,602,716)
                                               --------            ------------
Net decrease .....................             (137,354)           $ (2,557,838)
                                               ========            ============
-------------------------------------------------------------------------------

Merrill Lynch Natural Resources Trust                           January 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2001                             Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................            1,232,306            $ 25,368,639
Shares redeemed ..................             (905,044)            (18,225,484)
                                              ---------            ------------
Net increase .....................              327,262            $  7,143,155
                                              =========            ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended January 31, 2002                          Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................              148,133            $  2,655,232
Automatic conversion
of shares ........................              (82,025)             (1,471,900)
Shares redeemed ..................             (317,506)             (5,644,060)
                                               --------            ------------
Net decrease .....................             (251,398)           $ (4,460,728)
                                               ========            ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2001                             Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................            1,247,071            $ 25,634,592
Automatic conversion
of shares ........................             (112,290)             (2,275,134)
Shares redeemed ..................             (412,483)             (8,217,308)
                                              ---------            ------------
Net increase .....................              722,298            $ 15,142,150
                                              =========            ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended January 31, 2002                          Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................               69,629            $  1,238,383
Shares redeemed ..................              (90,968)             (1,613,438)
                                                -------            ------------
Net decrease .....................              (21,339)           $   (375,055)
                                                =======            ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2001                             Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................              481,073            $  9,955,147
Shares redeemed ..................             (108,449)             (2,103,202)
                                               --------            ------------
Net increase .....................              372,624            $  7,851,945
                                               ========            ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Six Months                                     Dollar
Ended January 31, 2002                          Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................               34,099            $    623,103
Automatic conversion
of shares ........................               80,916               1,471,900
                                               --------            ------------
Total issued .....................              115,015               2,095,003
Shares redeemed ..................             (211,379)             (3,832,415)
                                               --------            ------------
Net decrease .....................              (96,364)           $ (1,737,412)
                                               ========            ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 2001                             Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................              315,478            $  6,593,593
Automatic conversion
of shares ........................              111,374               2,275,134
                                               --------            ------------
Total issued .....................              426,852               8,868,727
Shares redeemed ..................             (447,067)             (8,981,246)
                                               --------            ------------
Net decrease .....................              (20,215)           $   (112,519)
                                               ========            ============
-------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Trust, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Trust did not borrow under the credit agreement during the six months ended January 31, 2002.

6. Commitments:

At January 31, 2002, the Trust had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase foreign currency with an approximate value of $234,000.

7. Capital Loss Carryforward:

At July 31, 2001, the Trust had a net capital loss carryforward of approximately $10,919,000, of which $1,399,000 expires in 2007 and $9,520,000 expires in 2008.
This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch Natural Resources Trust                           January 31, 2002

PORTFOLIO INFORMATION

As of January 31, 2002

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets

Murphy Oil Corporation ..............................................    4.2%
ChevronTexaco Corporation ...........................................    3.8
Weatherford International, Inc. .....................................    2.9
EOG Resources, Inc. .................................................    2.9
Exxon Mobil Corporation .............................................    2.7
Devon Energy Corporation ............................................    2.6
Apache Corporation ..................................................    2.5
PanCanadian Energy Corporation ......................................    2.4
BJ Services Company .................................................    2.4
GlobalSantaFe Corporation ...........................................    2.1

                                                                      Percent of
Geographic Allocation                                                 Net Assets

United States ......................................................    65.5%
Canada .............................................................    16.6
Australia ..........................................................     2.3
France .............................................................     1.7
South Africa .......................................................     1.3
Italy ..............................................................     1.2
Indonesia ..........................................................     1.1
Hong Kong ..........................................................     0.7
Norway .............................................................     0.3

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Robert C. Doll, Jr., Senior Vice President
Robert M. Shearer, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

[LOGO] Merrill Lynch  Investment Managers
                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Natural Resources Trust
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #10303--1/02